Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection  to the amendment number 1 to the Quarterly Report on Form 10-Q/A of Joey New York, Inc. (the "Company") on Form 10-Q for the nine month period ended November 30, 2016 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Richard Roer, President of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

January 23, 2017

/s/ Richard Roer
Richard Roer
President
(Principal Financial Officer)